SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                        Advanced Voice Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                    ----------------------------------------
                    (State of incorporation or organization)


                0-25480                                   62-1175379
         ------------------------                      ----------------
         (Commission File Number)                      (I.R.S. Employer
                                                       Identification No.)


                  71 West 23rd Street, New York, New York 10010
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 367-8200
                                                           --------------

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Item 5.  Other Events.

     Advanced Voice Technologies Inc. (the "Company") has moved its principal executive offices to 71 West 23rd Street, New York, New York 10010, telephone
(212) 367-8200.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED VOICE
                                        TECHNOLOGIES, INC.


Date:  May 16, 1997                  By: /s/ Gwyeth T. Smith, Jr.
                                         ------------------------
                                         Gwyeth T. Smith, Jr.
                                         Chief Executive Officer and President